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                              CONSENT OF KPMG LLP

                                                                   Exhibit 23.6

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Locus One Communications, Inc.

We consent to the use of our report included herein and to the reference to our Firm under the heading "Experts" in the prospectus.

                                        /s/ KPMG LLP

McLean, Virginia
August 23, 2000